UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 10, 2006

                           China Health Holding, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)




           Nevada                     333-119034                 98-0432681
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 (State or other jurisdiction      (Commission File           (IRS Employer
     of incorporation)                  Number)             Identification No.)




                             Julianna Lu, BSc. MSc.
                             Chief Executive Officer
        101 Convention Center Drive, Suite 700, Las Vegas, NV 89109-2001
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               (Address of principal executive offices) (Zip Code)
                   Issuer's telephone Number: 1 (877) 883-0979

                                 Mailing Address
               Suite 600 - 666 Burrard St., Park Place, Vancouver,
              -----------------------------------------------------
                        British Columbia, Canada V6C 2X8
                       ----------------------------------
                   Issuer's telephone Number: 1 (604) 608-6788

                                   Copies to:
                            Richard A. Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.


On May 2, 2006, China Health Holdings, Inc (the "Company") entered into a Letter of Intent, effective as of May 10, 2006, with Shannxi Meichen Pharmaceuticals Ltd. for the proposed acquisition by the Company of 51% or more of Shannxi Meichen Pharmaceuticals Ltd. Pursuant to the letter of intent, both parties have expressed their intent and support for the cooperation and accomplishment of the acquisition and merge of Henan Tiankang Pharmaceuticals Ltd. by the Company. Further, Shannxi Meichen Pharmaceuticals Ltd. has agreed to offer the Company with first refusal rights and legal exclusive rights for further acquisition of 51% or more of Shannxi Meichen Pharmaceuticals Ltd. in next 9 months from the date of signed Letter of Intent. The completion of the acquisition is subject to the negotiation and execution of a definitive acquisition agreement, as well as to the completion of full legal and financial due diligence, including the determination of the valuation of Shannxi Meichen Pharmaceuticals Ltd., and the completion and delivery of audited financial statements of Shannxi Meichen Pharmaceuticals Ltd.


Shannxi Meichen Pharmaceuticals, Ltd. is certified as a GMP Pharmaceutical Manufacturer by the Peoples Republic of China State Drug Administrative Agency. Shannxi Meichen Pharmaceuticals, Ltd. produces 69 different categories of pharmaceutical products, including, large capacity injection tablet, hard gelatin capsule, soft capsule, palletized granule for electric motor, tincture and eye drops and owns approximately 25 pharmaceutical drugs/products from the Peoples Republic of China State Drug Administrative Agency. Shannxi Meichen Pharmaceuticals Ltd. has been awarded the title of Good Product at the Municipal Level, Good Product and Famous Brand Product at Municipal Level in the PR of China. In addition, its large volume injection and small volume injection products have been awarded the GMP certificate by the Peoples Republic of China State Drug Administrative Agency. Shannxi Meichen Pharmaceuticals Ltd. is the surviving entity from the restructuring of Shannxi Meichen Bioscientific, Stock Co. Ltd. and Xianang Third Pharmaceutical Factory in January 2003.

On May 12, 2006, the Company issued a press release announcing the execution of the Letter of Intent with Shannxi Meichen Pharmaceuticals Ltd. A copy of the press release is filed with this current Report on Form 8-K as Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

     Not applicable.

(b)  Pro forma financial information.

     Not applicable.

(c)  Exhibits.


Exhibit
Number                 Description
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10.1           Letter of Intent  dated as of May 2,  2006 by and  between  China
               Health Holding, Inc. and Shannxi Meichen Pharmaceuticals, Ltd.

99.1           Press Release issued May 12, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              China Health Holding, Inc.


Date: May 15, 2006                            /s/ Julianna Lu
                                              -----------------
                                              Julianna Lu
                                              Chief Operation Officer /PRESIDENT
                                              Chief Financial Officer/DIRECTOR